UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21322

Georgetowne Funds

(Exact name of registrant as specified in charter)

7 Reddy Lane

Loudonville, NY 12211

(Address of principal executive offices)

(Zip code)

Paul K. Hoffmeister

7 Reddy Lane

Loudonville, NY 12211

(Name and address of agent for service)

Registrant's telephone number, including area code: (518) 221-1978

Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

GEORGETOWNE LONG/SHORT FUND

A SERIES OF THE GEORGETOWNE FUNDS

October 31, 2005

December 30, 2005

Dear Shareholders,

It is my great pleasure that the Georgetowne Long/Short Fund has successfully completed its first full fiscal year. For the period, October 31, 2004 to October 31, 2005, the Fund returned 8.85%, compared to a return of 8.71% in the S&P 500 and 8.14% in the Nasdaq Composite.

Looking at the last year’s investments, the Fund’s success was built principally upon impressive gains from its larger long positions, such as Broadcom, Qualcomm and Aleris. The returns in Broadcom and Qualcomm were mainly a consequence of improved business outlooks. Aleris, an aluminum recycling company, benefited from strong pricing power within an inflationary monetary environment. Its strong business performance coupled with its attractive valuation rewarded investors handsomely.

Another winner for the Fund was our investment in United Defense Industries, a defense contractor, which was bought by BAE Systems in March. We bought shares in United Defense in early January for just under $45 per share and sold them in March, shortly after the announced bid, for nearly $73 per share. The takeover was a pleasant surprise, since our reason for buying United Defense rested with its strong product line and reasonable stock valuation.

In my opinion, my most noteworthy mistakes on the “long side” were investments in companies within the steel and auto parts industries. Both industries generally suffered from weak end market demand, arguably caused by the Federal Reserve’s prolonged campaign to raise short-term interest rates. Had the rate increases not weakened respective end markets beyond my expectations, our investments in steel and auto parts businesses could have enabled the Fund to outperform its benchmarks even more than it did.

Our short investments were not as numerous as our long positions. One of our best short investments during the year was our short sale of West Marine, a specialty retailer of boating products and supplies. The weakening economy (compared to 2004) proved to be a difficult environment for the company to meet expectations.

Another winning short trade was our short in Diamonds (DIA), an exchange-traded fund which attempts to mirror the Dow Jones Industrial Average.  Sensing that the stock market in general appeared overvalued in February as Alan Greenspan indicated that the Fed would continue raising interest rates, I shorted DIA around $108 per share that month, and bought the shares back in April just above $103.

Perhaps the most disappointing short trade was in shares of Phelps Dodge, a copper mining company. Copper prices, trading at historic highs, have appeared overvalued in real terms. I shorted shares of Phelps Dodge in late July around $107.50. The trade appeared to be the correct trade until Hurricane Katrina unexpectedly struck the Gulf Coast. The massive devastation caused a general scarcity in commodities and sent prices soaring, including copper. Sensing that commodity pricing power would remain, I closed the position for a loss, near $126.

As we entered calendar year 2005, I expected monetary and fiscal policies to work in opposite directions. Fiscal policy in the right; monetary policy in the wrong. Looking ahead at 2006, I believe this pattern will continue. It is likely that the Fed will raise the federal funds rate to 4.75% from the current 4.25% level, which would invert or force an extremely flat yield curve. I believe this tight monetary environment is not bullish for equities. On the other hand, I expect some tax cut legislation to be passed by Congress in early 2006, helping to counteract the Fed. In sum, I expect GDP growth and stock returns to be modest in 2006.

Thank you for your continued loyalty and confidence in keeping your investments with Georgetowne.

Most Sincerely,

Paul Hoffmeister

GEORGETOWNE LONG/SHORT FUND
Industry Sectors Chart
(Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the net assets.

* Common Stock

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIOD ENDED OCTOBER 31, 2005

	1 Year	Since Inception (12/30/2003)
Georgetowne Long/Short Fund	8.85%	3.11%
S&P 500 Index	8.71%	6.38%
Nasdaq Composite Index	8.14%	3.75%

20,000.00
15,000.00
10,000.00
5,000.00
0
Georgetowne Long/Short
S&P 500 Index
Nasdaq Composite Index
$11,224
$10,669
$10,580
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05

This chart assumes an initial investment of $10,000 made on 12/30/2003 (commencement of operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions.

Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on a redemption of Fund shares.

Throughout the period shown, the investment adviser has voluntarily waived and reimbursed certain expenses of the Fund. Without such waivers and reimbursements returns would be lower.

	GEORGETOWNE LONG/SHORT FUND
	Schedule of Investments
	October 31, 2005

Shares		Value

COMMON STOCKS - 82.83%

Air Transporation, Scheduled - 1.45%
206	US Airways, Inc. *	$ 5,084

Commercial Banks, NEC - 2.02%
100	Royal Bank of Canada (Canada)	7,071

Computer Communications Equipment - 12.09%
2,000	Cisco Systems, Inc. *	34,900
1,200	Lanoptics Ltd. *	7,392
		42,292
Drawing & Insulating of Nonferrous Wire - 1.15%
200	Corning, Inc. *	4,018

Food and Kindred Products - 2.15%
100	Altria Group, Inc.	7,505

Industrial Inorganic Chemicals - 2.08%
250	Georgia Gulf Corp.	7,275

Motor Vehicle Parts & Accessories - 7.05%
300	American Axle & Manufacturing Holdings, Inc.	6,540
400	Dana Corp.	3,004
100	Magna International, Inc.	6,972
400	Superior Industries International, Inc.	8,140
		24,656

Radiotelephone Communications - 4.29%
1,200	Broadwing Corp. *	7,608
200	Mobile Telesystems OJSC ADR	7,398
		15,006

Secondary Smelting & Refining - 2.23%
300	Aleris International, Inc. *	7,788

Semiconductors & Related Devices - 17.49%
1,000	Altera Corp. * †	16,660
1,000	Broadcom Corp. * †	42,420
1,000	JDS Uniphase Corp. *	2,100
		61,180

Services-Advertising Agencies - 0.89%
300	Interpublic Group Companies, Inc. *	3,099

Services-Computer Integrated - 5.81%
700	Packeteer, Inc. *	5,523
400	Yahoo, Inc. *	14,788
		20,311

Services-Computer Programming - 3.32%
500	Synaptics, Inc. *	11,615

Services-Direct Mail Advertising - 0.45%
1,000	CMGI, Inc. *	1,580

† Security is pledged as Colateral for Securities Sold Short.
* Non-income producing during the period.

	The accompanying notes are an integral part of these financial statements.

	GEORGETOWNE LONG/SHORT FUND
	Schedule of Investments
	October 31, 2005 (Continued)

Shares		Value

Services-Engineering Services - 1.03%
200	Essex Corp. *	$ 3,594

Services-Prepackaged Software - 1.47%
200	Microsoft Corp.	5,140

Telephone & Telegraph Apparatus - 15.33%
1,000	Ciena Corp. *	2,370
700	Qualcomm, Inc. †	27,832
300	Qualcomm, Inc.	11,928
1,200	Tellabs, Inc. *	11,472
		53,602

Transportation Services - 2.54%
200	Expedia, Inc. *	3,770
200	IAC/Interactive Corp. *	5,120
		8,890

TOTAL FOR COMMON STOCKS (Cost $303,084) - 82.83%		289,706

SHORT TERM INVESTMENTS - 18.30%
64,000	First American Treasury Obligations Fund Class A 3.12%** (Cost $64,000)	64,000

TOTAL INVESTMENTS (Cost $367,084) - 101.13%		353,706

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (1.13%)		(3,962)

NET ASSETS - 100.00%		$ 349,744

† Security is pledged as Collateral for Securities Sold Short.
* Non-income producing during the period.
** Variable rate security; the coupon rate shown represents the yield at October 31, 2005.

	The accompanying notes are an integral part of these financial statements.

	GEORGETOWNE LONG/SHORT FUND
	Schedule of Securities Sold Short
	October 31, 2005

Shares		Value
200	Phelps Dodge Corp.	$ 24,094
200	Ebay, Inc.	7,922
500	PT Indosat Tbk ADR	12,050

	Total Securities Sold Short (Proceeds - $41,987)	$ 44,066

	The accompanying notes are an integral part of these financial statements.

GEORGETOWNE LONG/SHORT FUND
Statement of Assets and Liabilities
October 31, 2005

Assets:
Investments, at Value	$ 353,706
(Cost $367,084)
Cash	50
Receivables:
Receivable for Securities Sold Short	40,372
Dividends and Interest	276
Total Assets	394,404
Liabilities:
Securities Sold Short, at Value (Proceeds $41,987)	44,066
Accrued Management Fees	594
Total Liabilities	44,660
Net Assets	$ 349,744

Net Assets Consist of:
Paid In Capital	$ 340,600
Accumulated Undistributed Net Investment Loss	(2,442)
Accumulated Realized Gain on Investments and Securities Sold Short - Net	27,044
Net Unrealized Depreciation in Value of Investments and Securities
Sold Short Based on Identified Cost - Net	(15,458)
Net Assets	$ 349,744

Shares Outstanding	33,051

Net Asset Value Per Share	$ 10.58

GEORGETOWNE LONG/SHORT FUND
Statement of Operations
For the year ended October 31, 2005

Investment Income:
Dividends (net of foreign withholding taxes of $116)	$ 4,057
Interest	1,057
Total Investment Income	5,114
Expenses:
Advisory fees (Note 3)	7,179
Dividend Expense	197
Interest Expense	180
Total Expenses	7,556

Net Investment Income (Loss)	(2,442)
Realized and Unrealized Gain (Loss) from Investments:
Realized Gain on Investments	49,442
Realized Gain on Securities Sold Short	167
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(23,914)
Securities Sold Short	3,866
Net Realized and Unrealized Gain (Loss) from Investments	29,561

Net Increase in Net Assets Resulting from Operations	$27,119

GEORGETOWNE LONG/SHORT FUND
Statements of Changes in Net Assets

	Year
	Ended
	10/31/2005	10/31/2004 *
Increase (Decrease) in net assets from operations:
Net investment loss	$ (2,442)	$ (2,797)
Net realized gain (loss) from investments and securities sold short	49,609	(22,566)
Net unrealized appreciation (depreciation) on investments and securities sold short	(20,048)	4,590
Net increase (decrease) in net assets resulting from operations	27,119	(20,773)

Distributions to Shareholders	-	-

Capital Share Transactions (Note 5)	29,933	162,622

Total increase	57,052	141,849

Net Assets:
Beginning of year	292,692	150,843

End of year	$ 349,744	$ 292,692

* For the period December 30, 2003 (commencement of investment operations) through October 31, 2004

GEORGETOWNE LONG/SHORT FUND
Financial Highlights

For a share of capital stock outstanding throughout each period
	Year
	Ended
	10/31/2005	10/31/2004 *

Net Asset Value, at Beginning of Period	$ 9.72	$ 10.00
Income From Investment Operations:
Net Investment Loss **	(0.07)	(0.10)
Net Gains (Losses) on Securities (Realized and Unrealized)	0.93	(0.18)
Total from Investment Operations	0.86	(0.28)

Distributions	-	-

Net Asset Value, at End of Period	$ 10.58	$ 9.72

Total Return ***	8.85%	(2.80)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 350	$ 293
Ratio of Expenses to Average Net Assets, excluding Dividends on Securities Sold Short	2.04%	1.99%	****
Ratio of Dividend Expenses to Average Net Assets	0.05%	0.01%	****
Ratio of Expenses to Average Net Assets, including Dividends on Securities Sold Short	2.09%	2.00%	****
Ratio of Net Investment Loss to Average Net Assets	(0.68)%	(1.21)%	****
Portfolio Turnover Rate	98.20%	73.81%

* For the period December 30, 2003 (commencement of investment operations) through October 31, 2004
** Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
*** Total return in the above table represent the return that the investor would have earned or lost over the period indicated
on an investment assuming reinvestment of dividends, and is not annualized for periods of less than one year.
**** Annualized

GEORGETOWNE LONG/SHORT FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2005

Note 1. Organization

The Georgetowne Long/Short Fund (the "Fund”) is a non-diversified series of the Georgetowne Funds (the “Trust”), an open-end investment company. The Trust was organized in Ohio as a business trust under an Agreement and Declaration of Trust dated February 18, 2003. The Fund commenced operations on December 30, 2003.  The Fund may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objective and policies. At present, there is only one series authorized by the Trust. The Georgetowne Fund Management Corporation is the adviser to the Fund (the “Adviser”).  The Fund’s investment objective is long term growth of capital. The Fund employs a long/short strategy, in which under normal circumstances the Fund’s portfolio will consist of both long and short positions. The Fund will usually have a portion of its portfolio short (up to 90%). Short selling magnifies the potential for both gain and loss to the Fund and its investors.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price except for short positions, for which the last quoted asked price is used.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.  The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund`s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year`s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Short Sales- The Fund may sell a security it does not own in anticipation of a decline in market value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Income Taxes- The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other- Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

Note 3. Investment Management Agreement

The Trust has a Management Agreement with the Adviser. Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all its officers and employees that serve as officers and trustees of the Trust.  The Adviser pays all ordinary operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses. For its services and the payment of Fund ordinary operating expenses, the Adviser receives an annual investment management fee of 1.99% of the average daily net assets of the Fund. For the year ended October 31, 2005, the Adviser earned a fee of $7,179 from the Fund.

No trustee fees were earned for the year ended October 31, 2005.

Note 4. Related Party Transactions

Paul K. Hoffmeister is the control person of the Adviser and also serves as a trustee and officer of the Trust.  Mr. Hoffmeister receives benefits from the Adviser resulting from management fees paid to the Adviser by the Fund.

Note 5. Capital Stock

The Fund is authorized to issue an unlimited number of shares of separate series.  Paid in capital at October 31, 2005 was $340,600 representing 33,051 shares outstanding.

Transactions in capital stock were as follows:

	Year Ended 10/31/2005		Period Ended 10/31/ 2004 (*)
	Shares	Amount	Shares	Amount
Shares Sold	4,336	$45,437	15,032	$162,622
Shares issued in reinvestment of dividends	-	-	-	-
Shares redeemed	(1,401)	(15,504)	(-)	(-)
Net Increase	2,935	$29,933	15,032	$162,622

* For the period December 30, 2003 (commencement of investment operations) through October 31, 2004.

Note 6. Investment Transactions

For the year ended October 31, 2005, purchases and sales of investment securities other than U.S. Government obligations, short-term investments and securities sold short aggregated $345,876 and $305,143, respectively.  Purchases and sales of securities sold short aggregated $91,813 and $89,196, respectively.   Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

Dividends and Distributions to Shareholders- The Fund records all dividends and distributions payable to shareholders on the ex-dividend date.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 7. Tax Matters

For Federal income tax purposes, the cost of investments owned at October 31, 2005 was $367,084.

At October 31, 2005, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation	Net Appreciation(Depreciation)
$23,019	($38,477)	($15,458)

As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:

Value
Undistributed ordinary income	$ 15,672
Undistributed long-term capital gain	8,929
Unrealized appreciation on investments	(15,458)
$ 9,143

The Fund did not pay a dividend distribution during the year ended October 31, 2005 and the period ended October 31, 2004.

Note 8. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2005, the Hoffmeister family, in aggregate, owned over 94% of the Fund.

GEORGETOWNE LONG/SHORT FUND

EXPENSE ILLUSTRATION

OCTOBER 31, 2005 (UNAUDITED)

Expense Example

As a shareholder of the Georgetowne Long/Short Fund, you incur ongoing costs which typically consist of management fees, interest, and dividend expense on securities sold short. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2005 through October 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Georgetowne Long/Short Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2005	October 31, 2005	May 1, 2005 to October 31, 2005

Actual	$1,000.00	$1,047.52	$10.53
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.92	$10.36

* Expenses are equal to the Fund's annualized expense ratio of 2.04%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

GEORGETOWNE LONG/SHORT FUND

ADDITIONAL INFORMATION

OCTOBER 31, 2005 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.  Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Michael J. Regan 7 Reddy Lane Loudonville, NY 12211 Year of Birth: 1978	Trustee since February 2003.

Broker, CMO Department, Hilliard Farber (9/04-present); Mortgage Consultant, Citigroup (8/02-08/04); Sponsored Representative, Warrior Lacrosse Co. (1/03-present); Player, Boston Cannons (Lacrosse Team) (9/01-present); Player, Rochester Rattlers (Lacrosse Team) (5/01-9/01); Marketing Director, Albany Attack/Pepsi Arena (9/02-6/02); Player, Albany Attack (Lacrosse Team) (1/01-5/03); Assistant Lacrosse Coach, Butler University (9/00-12/00); Student, Butler University (9/96-5/00).

David E. Hannoush 7 Reddy Lane Loudonville, NY 12211 Year of Birth: 1976	Trustee since October 2004.

General Counsel/V.P., Hannoush Jewelers, Inc. (06/02-present); Attorney/Consultant, PA Consulting Group (08/01-05/02); Law Clerk, Foley Hoag LLP (06/00-12/00); Law Clerk, US Trade Representative (01/00-05/00); Law Clerk, Albo & Oblon (09/98-12/98); Student, American University Washington College of Law (08/98-05/01).

Charles P. Clemens 7 Reddy Lane Loudonville, NY 12211 Year of Birth: 1978	Trustee since December 2003.

Resident Assistant, Rochester Institute of Technology (7/98 – 5/99); Affiliate Sales &  Marketing Intern, ESPN, Inc. (6/99 –8/99); Legal Assistant Intern, Skadden, Arps, Slate, Meagher & Flom LLP (8/99-11/99); Event Manager, Eventive Marketing (1/01 –8/01); Admissions Advisor, Kaplan College (8/01-5/02); Sales Representative, Targit Interactive (an on-line advertising company) (5/01-7/01); Sales Trainee, OTL Sports (a sports information business) (12/02-12/02); Law Clerk, Deborah Carpenter-Toye, Esq. (6/03- 1/05); Student, Nova Southeastern University Law School (8/01-5/04); Attorney, Law Offices of Charles P. Clemens (9/04-12/04); Law Office of the Public Defender, 17th Judicial Circuit Broward County, Florida (1/05 - present) .

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Age	Position and Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Paul K. Hoffmeister[1] 7 Reddy Lane Loudonville, NY 12211 Year of Birth: 1978	Chairman, President, and Treasurer since December 2003; Trustee since February 2003

Director of Market Strategy, Polyconomics (an economic and market forecasting company) (8/04-present); Operations Manager, Dr. Jana Hoffmeister (6/00-present); Trader, Quietlight Securities (8/01-4/02; and 3/04-8/04); Assistant Trader, Quietlight Securities (1/99-4/99); Student, Georgetown University (8/96-5/00).

Paul F. Pechacek[1] 7 Reddy Lane Loudonville, NY 12211 Year of Birth: 1968	Trustee between February 2003 and October 2004; Chief Compliance Officer since October 2004

Manager of Finance and Administration, Medstar Health (9/05- present); Senior Financial Analyst, MedStar Health (a healthcare and health services company) (11/02-9/05); Manager Hospital Finance, Good Samaritan Hospital of Maryland (2/00-11/02); Senior Accountant, Helix Health (a healthcare network) (11/97-2/00)

1 Mr. Pechacek and Mr. Hoffmeister are first cousins.  Mr. Hoffmeister is an “interested person” of the Trust because he is an officer of the Trust and is an officer and the sole shareholder of the Fund’s adviser.

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (877) 369-3705 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period, are available without charge upon request by (1) calling the Fund at (877) 369-3705 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on September 29, 2004. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-257-4240.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of the Georgetowne Long/Short Fund,

  a Series of The Georgetowne Funds

We have audited the accompanying statement of assets and liabilities of the Georgetowne Long/Short Fund, a Series of The Georgetowne Funds (the “Fund”), including the schedule of investments and the schedule of securities sold short, as of October 31, 2005 and the related statements of operations, changes in net assets and the financial highlights for the year then ended, and also the statement of changes in net assets and the financial highlights for the period December 30, 2003 (commencement of investment operations) through October 31, 2004.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Georgetowne Long/Short Fund, a Series of The Georgetowne Funds as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period December 30, 2003 (commencement of investment operations) through October 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

     /s/ Sanville & Company

December 16, 2005

Board of Trustees

Paul K. Hoffmeister

Charles P. Clemens

David E. Hannoush

Michael J. Regan

Investment Adviser

Georgetowne Fund Management Corporation

7 Reddy Lane

Loudonville, NY  12211

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Auditors

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Georgetowne Long/Short Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert.  The board of trustees, including the audit committee members, determined that, although none of the members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee.  It was the consensus of the board of trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if novel issues ever arise, the committee will consider hiring an expert to assist it as needed.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2005

$ 6000.00

FY 2004

$ 7000.00

(b)

Audit-Related Fees

Registrant

Adviser

FY 2005

$ 0

$ 0

FY 2004

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2005

$ 800.00

$ 0

FY 2004

$ 650.00

$ 0

Nature of the fees:

Preparation of tax returns.

(d)

All Other Fees

Registrant

Adviser

FY 2005

$ 0

$ 0

FY 2004

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  Each audit and non-audit service has been pre-approved by the audit committee.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2005

$ 800.00

$ 0

FY 2004

$ 650.00

$ 0

(h)

Not applicable.  The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of December 30, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Georgetowne Funds

By /s/Paul K. Hoffmeister

*Paul K. Hoffmeister

  President, Chairman, CFO, Treasurer and Secretary

Date January 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Paul K. Hoffmeister

*Paul K. Hoffmeister

  President, Chairman, CFO, Treasurer and Secretary

Date January 9, 2006